Exhibit 10.16


Purchase and Sale Agreement executed by and Between Golden Flake Snack Foods, Inc., as Seller, and Educational Development Company of America, LLC & Waterbury Companies, LLC, as Purchaser, with an effective date of June 26, 2006, for the sale of approximately 12 acres of land located adjacent to the Company's Officer
      Headquarters and Manufacturing Plant in Birmingham, Alabama.


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


                          PURCHASE AND SALE AGREEMENT


GOLDEN FAKE SNACK FOODS, INC., a Delaware corporation ("Seller") as owner of a parcel of land more fully described below (the "PROPERTY") hereby agrees to sell and EDUCATIONAL DEVELOPMENT COMPANY OF AMERICA, LLC & WATERBURY COMPANIES, LLC, or assigns ("PURCHASER") hereby agrees to purchase the Property on the terms and conditions described as follows:


1.   PROPERTY            An undeveloped parcel of approximately 12 acres of land
                         located on Golden Flake Dr., City of Birmingham,
                         Alabama, more particularly described at:

                           Lot 2, according to the survey of Golden Flake, Inc., Resurvey No. 2, as recorded in May Book 174 Page 28, in the Probate Office of Jefferson County,
                           Alabama.

               Parcel ID:  Parcel ID# 29-00-02-1-015-003.000, as such parcel is depicted on Exhibit "A",

                           together with all rights and appurtenances thereto

2.   THE PURCHASE PRICE    $ 1,500,000.00, (see paragraph 1 of Addendum) as
                           payable as follows:

     EARNEST MONEY         $ 15,000.00, initially. The Earnest Money shall
                           be increased by $15,000 on the 61th and 180th days following the Contract Date, such that the Purchaser shall have deposited a total of $45,000.00 of Earnest Money with the Title Company.

  CASH on closing
    this sale              $ 1,455,000.00

3.   AGENCY DISCLOSURE:    The listing company is: N/A

                           The selling company is: SLOSS REAL ESTATE COMPANY,
                           INC.

The selling company is: (Two blocks may be checked) [ ] An agent of the seller.
[X] An Agent of the buyer.

[ ] An agent of both the seller and buyer and is acting as a limited consensual dual agent.
[ ] Assisting the [ ] buyer [ ] seller (check one or both) as a transaction broker.

PURCHASER'S INITIALS __________________          SELLER'S INITIALS___________

PURCHASE AND SALE AGREEMENT


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


4. CONDITION OF PROPERTY: Neither Seller nor any Agent makes any representations or warranties regarding the condition of the Property. Purchase has the obligation to determine, either personally or through or with a representative of Purchaser's choosing, any and all conditions of the Property material to Purchaser's decision to buy the Property.

a. Seller shall not be required to make any repairs to the Property. Purchaser accepts the Property in its present "AS IS" condition, including ordinary wear and tear to the closing date. However, if the Property suffers material damage beyond ordinary wear and tear prior to the closing date, Purchaser may either proceed with the closing or cancel the Agreement and recover the earnest money by notifying the Seller in writing of the cancellation prior to the expiration of the Inspection Period. It shall be the responsibility of Purchaser to inspect the Property prior to closing.

b. Within 180 days of the date of this Agreement (the "Inspection Period"), Purchaser may perform all manner of due diligence investigations on or
     about  the  Property,   including  but  not  limited  to  soils  and  other
     geotechnical studies, financial and market feasibility studies. If such investigations are not satisfactory to Purchaser, Purchaser may at its sole option rescind this Agreement by written notice to Seller and the earnest money shall be refunded.


5. EARNET MONEY & PURCHASERS' DEFAULT: Purchaser will deliver, with Ten (10) business days from mutual execution of this Agreement to Land Title Company of Alabama Inc., 600 North 20th Street, Birmingham, Alabama 35203, local agent for Chicago Title Insurance Company, Inc. (the "Title Company"), funds in the amount of Fifteen Thousand and 00/100 ($15,000) (the "Earnest Money"). Should Purchaser elect not to purchase the Property pursuant to paragraph 4, 13 or as it is otherwise entitled to under this Agreement, the Earnest Money, together with interest, if any shall be refunded to the Seller and this Agreement shall terminate. In the event Purchaser fails to carry out an perform the term's of this Agreement, the earnest money shall be forfeited as liquidated damages as the sole and complete remedy of Seller, provides Seller agrees to the cancellation of this Agreement. In the event Seller fails to carry out and perform their terms of this Agreement, Purchaser shall be entitled to specific performance of this Agreement by the Seller under any applicable laws of the jurisdiction. If this Agreement does not close and the earnest money is to be turned over to Seller or refunded to Purchaser pursuant to this Agreement, Seller and Purchaser agree to execute a written release to the Agent and Title Company affirming the property disposition of the earnest money. In the event both Seller and Purchaser claims the earnest money, or either Seller or Purchaser refuses or fails to execute a release, the Title Company may interplead the disputed portion of the earnest money into court, and shall be entitled to deduct or recover from the earnest money for court costs, attorney fees and other expenses relating to the interpleaded. When the earnest money is a check and the check is returned by a financial institution as unpaid, Seller has the right to void the Agreement without further recourse on the part of the Purchaser.

PURCHASE AND SALE AGREEMENT

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


6. CONVEYANCE: Seller agrees to convey the Property to Purchaser by general warranty deed, free of all encumbrances except as herein set forth, and Seller agrees that any encumbrances not herein excepted or assumed will be cleared at not cost to the Purchaser at the time of closing. The Property is sold and is to be conveyed free and clear of all leases, management, vendor, maintenance or other agreements, and free of any agreement or obligation to pay future commissions or fees of any type or nature related to the Property or its use, and subject only to (i) mineral and mining rights not owned by Seller but revealed to Purchaser as part of the Due Diligence Materials; and (ii) all easements affecting the Property, including utility easements serving the Property, covenants and restrictions, and building lines of record but only as such items have been disclosed to Purchaser as part of the Due Diligence Materials. The Property
     (ii) is [ ] is not [X] unknown [ ] located in a flood plain.

7. TITLE INSURANCE: Seller, as its cost, agrees to furnish Purchaser a standard form title insurance policy issued by the Title Company in the amount of the purchase price, insuring Purchaser against loss on account of any defect or encumbrance in the title, subject to the exception set forth in paragraph 6 hereof.

8. SURVEY: Purchaser does [X] does not [ ] (check one) require a survey ("Survey") by a registered Alabama land surveyor of Purchaser's choosing. The Survey shall be at Purchaser's [X] Seller's [ ] expense. Purchaser shall provide Seller and the Title Company with a copy of the Survey within 20 days prior to closing.

9. PRORATIONS: Ad valorem taxes are to prorated between Seller and Purchaser as of the date of closing, and any advance escrow deposits held by Mortgagees shall be credited to Seller. UNLESS AGREE HEREIN, ALL AD VALOREM TAXES EXCEPT MUNICIPAL ARE PRESUMED TO BE PAID IN ARREARS FOR PURCHASE OF PRORATION; MUNICIPAL TAXES, IF ANY, ARE PRESUMED TO BE PAID IN ADVANCE.

10. CLOSING & POSSESSION DATES: The sale shall be closed and the deed delivered on or before ninety 90 days following expiration of the Inspection Period. Possession is to be given on delivery of the deed of the Property.

11. DISCLAIMER: Seller and Purchaser acknowledge that they have not relied upon advice or representations of Agent (or Agent's associated salesperson(s)) relative to (i) the legal or tax consequences of this Agreement and the sale, purchase or ownership of the Property; (ii) the structural condition of the Property, including condition of the roof and basement; (iii) construction materials; (iv) the nature and operating condition of the electrical, heating, air conditioning, plumbing, water heating systems and appliances; (vii) the investment or resale value of the Property including projections of income or operating expenses; (viii) compliance requirements of the Americans and Disabilities Act; (ix) the existence of hazardous or toxic waste, substance, or material, including without limitation any asbestos or any oil or pesticides; (x) any state of facts which would be disclosed by an accurate survey of the Property; or (xi) any other matters affecting their willingness to sell or purchase the Property on the terms and price herein set forth. Seller and Purchaser acknowledge that if such matters are of concern to them in the decision to sell or purchase the Property, they have sought and obtained independent advice relative thereto.

PURCHASE AND SALE AGREEMENT


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

12. SELLER WARRANTS: that unless excepted herein or as delivered as part of the Due Diligence Materials, (i) Seller has not received notification from any lawful authority regarding any assessments, pending public improvements, repairs, replacements, or alterations to the Property, (ii) Seller warrants that Seller is the fee owner of the Property, and (iii) the Property is not subject to any assessments of any kind (other than real estate taxes). Except as disclosed in the Phase II Environmental Site Assessment of the Property prepared by Bhate Environmental Associates, Inc., dated September 2004, a copy of which has been delivered to the Seller. Seller also represents that, to the best of its knowledge, except as may otherwise be expressly disclosed herein, Seller has not released or disposed of any hazardous or toxic waste, substance or material, including without limitation any asbestos or any oil or pesticides (collectively, "Hazardous Substance"), on or about the Property; has not disposed of or arranged for the disposition of any Hazardous Substances from the Property except in compliance with all applicable federal, state or local laws; and no Hazardous Substances exist on the Property or about the Property that threaten the Property. Seller warrants that the Due Diligence Materials are complete, true and correct to the best of its knowledge and belief. THESE WARRANTIES SHALL SURVIVE THE DELIVERY OF THE DEED. Seller makes no warranty that the Property is not suitable for any particular purpose, nor that the Property is in compliance with the requirements of the Americans with Disabilities Act.

13. RISK OF LOSS: If the Property is materially damaged between the date hereof and the closing, and Seller is unable or unwilling to restore it to its previous condition prior to closing, Purchaser shall have the option of canceling this Agreement and receiving the Earnest Money back or accepting the Property in its then condition.

14. FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT (FIRPTA): In the closing of this transaction, Seller and Purchaser shall comply with the FIRPTA and the regulations promulgated there under by the IRS.

15. SELECTION OF ATTORNEY: Each of the parties acknowledges that it has a right to be represented at all times in connection with this Agreement and the closing by an attorney of its own choosing, at its own expense.

16. ASSIGNMENT: Purchaser reserves the right to assign this Agreement, including the right to effect and satisfy a like-kind exchange. Seller agrees to reasonably cooperate with Purchaser to accomplish this intent, including consent to such assignment to a qualified intermediary or to another entity, so long as no additional cost or delay is incurred by Seller.

PURCHASE AND SALE AGREEMENT


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

17. ADDITIONAL PROVISIONS: The Addendum and Exhibit A are hereby made a part of this Agreement.

18. FACSIMILE AND COUNTERPART SIGNATURES: This agreement may be executed in counterparts and by either party or by both parties by telecopy or facsimile and shall be binding upon the party so executing it upon receipt by the other party of the signature.

19.  ENTIRE  AGREEMENT:  This Agreement and its Exhibit A and Addendum  attached hereto constitute the entire agreement between Purchaser and Seller regarding the Property, and supersede all prior discussions, negotiations and agreements between Purchaser and Seller, whether oral or written. Neither Purchaser, Seller, Agent nor any sales agent shall be bound by any understanding, agreement, promise, or representation concerning the Property, expressed or implied, not specified herein. Any further changes or modifications to this Agreement must be in writing and signed by the parties hereto.


20. COMMISION: THE COMMISION PAYABLE TO THE BROKER(S) IN THIS ALES IS NOT SET BY THE BIRMINGHAM ASSOCIATION OF REALTORS(R), INC., BUT IN ALL CASES IS NEGOTIABLE BETWEEN THE AGENT AND THE CLIENT.

Purchaser warrants that in connection with this purchase and sale Purchaser has not dealt with any Agent other than Sloss Real Estate Company, Inc.

In this Agreement [ ] Seller [X] Purchaser agrees to pay to Sloss Real Estate Company, Inc., Agent in this transaction, in CASH at closing, a commission equal to 5% of the Purchase Price.


THIS AGREEMENT IS INTENDED TO BE A LEGALLY BINDING AGREEMENT. IF YOU DO NOT UNDERSTAND THE LEGAL EFFECT OF ANY PART OF THIS AGREEMENT, SEEK LEGAL ADVICE BEFORE SIGNING.

                                               PURCHASER:


                                               EDUCATIONAL DEVELOPMENT
                                               COMPANY OF AMERICA, LLC

-----------------------------------            By:
                                               --------------------------------

Witness to Purchaser's Signature               Its Authorized Member (DATE)





-----------------------------------            By:
                                               --------------------------------

Witness to Purchaser's Signature               Its Authorized Member (DATE)




PURCHASE AND SALE AGREEMENT


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



                                               SELLER:
                                               GOLDEN FLAKE SNACK FOODS, INC.


-----------------------------------            By:
                                               --------------------------------

Witness to Purchaser's Signature               Its 06-26-06      (DATE)




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


                                    ADDENDUM


1. The Purchase Price is based on 12 acres value at $125,000 per acre. To the extent the Survey or Title Commitment reveals that the Property is less than 12 acres, the Purchase Price shall be reduced by $125,000 multiplied by the difference between 12 acres and the number of actual acreage of the Property as shown by the Survey. The Survey shall disclose the number of acres to the nearest one hundredths (1/100th) of an acre.

2. Extension of Inspection Period. If third party studies reveal any adverse environmental, geotechnical conditions or rezoning classifications which might adversely affect the immediate multi-family development of the Property, then upon written notice to Seller (which shall include copies of such third-party reports), the Inspection Period may be extended by up to two (2) 90 days periods from its current expiration date.

3. Entitlements. Purchaser shall seek time being of the essence, any municipal or other governmental entitlements (zoning, permitting, etc.) necessary for its mixed -use residential development of the Property. Seller agrees to reasonably cooperate with Purchaser (including joining in any application for such entitlements) so long as such actions do not decrease the value of the Property, create a use on the Property that is materially adverse to the Seller's property holdings adjacent to the Property, and so long as such actions are at not cost to Seller.

4. The "Contract Date" shall be the last date upon which Purchaser or Seller have agreed to and executed this Agreement.

5. Due Diligence Materials: Seller shall provide Purchaser with legible copies of the following information to the extent the same are in Seller's possession or Seller can reasonable obtain the same (the "Due Diligence Information"):


a. Most recent title policy and copies of all exceptions and other agreements of records affecting the Property;

b. Agreements of any kind or nature that will affect the Property after the closing date, including any copies of any environmental or engineering studies of the Property.

c. Copy of any environmental due diligence information, reports, testing or communications with public or municipal entities.

d.   Copy of the most  current  survey and title  insurance  commitment  ("Title
     Commitment")   issued  by  the  Title   Company  to  Purchaser   (including
     instruments pertaining to any exceptions). if any, of the Property;

e. Copy of the most recent municipal tax assessment(s) and any all other governmental notices;

f. During the term of this Agreement, Seller shall notify Purchase of any material change in the Due Diligence Information.


PURCHASE AND SALE AGREEMENT


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


                                               PURCHASER:


                                               EDUCATIONAL DEVELOPMENT
                                               COMPANY OF AMERICA, LLC

-----------------------------------            By:
                                               --------------------------------

Witness to Purchaser's Signature               Its Authorized Member (DATE)


                                               WATERBURY COMPANIES, INC.


-----------------------------------            By:
                                               --------------------------------

Witness to Purchaser's Signature               Its Authorized Member (DATE)


                                               SELLER:
                                               GOLDEN FLAKE SNACK FOODS, INC.


-----------------------------------            By:
                                               --------------------------------

Witness to Purchaser's Signature               Its 06-26-06      (DATE)


PURCHSE AND SALE AGREEMENT



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

                                   EXHIBIT "A"

                                [GRAPHIC OMITTED]



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